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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 22, 1999 relating to the financial statements and financial statement schedules, which appears in hi/fn, inc.'s Annual Report on Form 10-K for the year ended September 30, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California

October 13, 2000